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                                                                  EXHIBIT D

                             JOINT FILING AGREEMENT


                  The undersigned hereby agree that Amendment No. 2 dated January 3, 1997 to the statement on Schedule 13D with respect to the shares of Common Stock of WMX Technologies, Inc. is and any further amendments to such statement signed by each of the undersigned shall be, filed on behalf of each of them pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.


Dated as of:  January 1, 1997



                                  GEORGE SOROS



                                  By:/s/Sean C. Warren
                                        Sean C. Warren
                                        Attorney-in-Fact


                                  SOROS FUND MANAGEMENT, LLC


                                  By:/s/ Sean C. Warren
                                  Name:  Sean C. Warren
                                          Managing Director


                                  QUANTUM INDUSTRIAL PARTNERS LDC


                                  By:/s/ Sean C. Warren
                                  Name:  Sean C. Warren
                                  Title: Attorney-in-Fact


                                  QIH MANAGEMENT INVESTOR, L.P.

                                  By: QIH Management, Inc., general
                                     partner


                                   By:/s/ Sean C. Warren
                                   Name:  Sean C. Warren
                                   Title: Vice President




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                                   QIH MANAGEMENT, INC.


                                   By:/s/ Sean C. Warren
                                   Name:  Sean C. Warren
                                   Title: Vice President


                                   STANLEY F. DRUCKENMILLER


                                  By:/s/ Sean C. Warren
                                         Sean C. Warren
                                         Attorney-in-Fact



                                   DUQUESNE CAPITAL MANAGEMENT, L.L.C.


                                      /s/ Michael A. Shay
                                   Name:  Michael A. Shay
                                   Title: Vice President